                                                                 EXHIBIT 10.17.7

                                                                [Execution Copy]

                               AMENDMENT NO. 7 TO
                          WAREHOUSE LOAN AGREEMENT AND
                                RELATED DOCUMENTS

      AMENDMENT NO. 7 TO WAREHOUSE LOAN AGREEMENT AND RELATED DOCUMENTS, dated as of August 26, 2004 (this "Amendment"), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the "Manager"), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the "Borrower"), the LENDERS party hereto, and CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Agent for the Lenders (in such capacity, the "Agent). Capitalized terms used but not defined herein have the meaning set forth in the Agreement referred to below.

                                    RECITALS;

      WHEREAS, (i) the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (as heretofore amended, the "Agreement"), and (ii) the Manager and Borrower are parties to that certain Operation, Maintenance, Servicing and Remarketing Agreement, dated as of June 27, 2002 (as heretofore amended, the "Management Agreement"); and

      WHEREAS, the parties hereto desire to amend the Agreement and the Management Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                    I. AMENDMENT TO WAREHOUSE LOAN AGREEMENT:

1. The definition of "Revolving Termination Date" contained in Section 1.01 of the Agreement is hereby amended by deleting the date "August 27, 2004" occurring therein and by inserting "August 26, 2005" in place thereof.

             II. AMENDMENT TO OPERATION, MAINTENANCE, SERVICING AND
                              REMARKETING AGREEMENT

1. Section 8.02 of the Management Agreement is hereby amended by deleting clause (i) thereof and by inserting the following clause (i) in place thereof:

      "(i) if the long term Dollar-denominated rating of Trinity (x) by Moody's, falls below Moody's "Senior Implied" "B2" category, or (y) by S&P, falls below S&P's "Corporate Credit" "B" category, or Trinity shall cease to be rated by S&P or Moody's (other than in circumstances where S&P and/or Moody's shall no longer provide ratings and Trinity shall have obtained an equivalent rating from an internationally recognized rating agency)."

2. Section 8.06 of the Management Agreement is hereby amended by deleting the first sentence occurring therein and by inserting the following sentence in place thereof:

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      "In the event that the long term Dollar-denominated rating of Trinity (x)
by Moody's, falls below Moody's "Senior Implied" "Ba2" category, or (y) by S&P, falls below S&P's "Corporate Credit" "BB" category, or Trinity shall cease to be rated by S&P or Moody's (other than in circumstances where S&P and/or Moody's shall no longer provide ratings and Trinity shall have obtained an equivalent rating from an internationally recognized rating agency), the Company and the Manager shall, as soon as reasonably practicable, and in any event within 6 months of such downgrade, appoint a back-up Manager (the "Back-up Manager") which is reasonably acceptable to all of the Lenders, the Agent, Moody's and S&P, which Back-up Manager shall otherwise meet the criteria applicable to a Successor Manager set forth in Section 8.04."

                                 MISCELLANEOUS:

1. Effectiveness. This Amendment becomes effective on the date on which the Agent has received signature pages duly executed by each party to this Amendment (including the Required Lenders).

2. Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in Article V of the Agreement and Article X of the Management Agreement, as applicable, are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

3. Effect of Amendment. All provisions of the Agreement and the Management Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement or the Management Agreement (or in any other Transaction Document) to the Agreement or the Management Agreement, as applicable, shall be deemed to be references to the Agreement or the Management Agreement as amended hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

6. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement, the Management Agreement or any provision hereof or thereof.

                            [SIGNATURE PAGES FOLLOW]

                                       -2-
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      IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                          TRINITY INDUSTRIES LEASING
                                          COMPANY

                                          By:/s/Eric Marchetto
                                             ---------------------------------
                                          Name:  ERIC MARCHETTO
                                          Title: VICE PRESIDENT


                                          TRINITY RAIL LEASING TRUST II

                                          By:/s/Eric Marchetto
                                             ---------------------------------
                                          Name:  ERIC MARCHETTO
                                          Title: VICE PRESIDENT

                                          CREDIT SUISSE FIRST BOSTON,
                                          NEW YORK BRANCH
                                            as Agent and as a Committed Lender


                                          By:_________________________________
                                             Name:
                                             Title:

                                          By:_________________________________
                                             Name:
                                             Title:

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      IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                          TRINITY INDUSTRIES LEASING
                                          COMPANY

                                          By:_________________________________
                                             Name:
                                             Title:

                                          TRINITY RAIL LEASING TRUST II

                                          By:_________________________________
                                             Name:
                                             Title:

                                          CREDIT SUISSE FIRST BOSTON,
                                          NEW YORK BRANCH
                                            as Agent and as a Committed Lender

                                          By:/s/Mark Golombeck
                                             ---------------------------------
                                             Name:  Mark Golombeck
                                             Title: Director

                                          By:/s/Hans Bald
                                             ---------------------------------
                                             Name:  Hans Bald
                                             Title: Managing Director

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                                          GRAMERCY CAPITAL CORPORATION, as a
                                          Conduit Lender

                                          By:/s/Mark Lengel
                                             ---------------------------------
                                             Name:  MARK LENGEL
                                             Title: DIRECTOR

                                          By:/s/Josh Borg
                                             ---------------------------------
                                             Name:  JOSH BORG
                                             Title: VICE PRESIDENT

                                          GREENWICH FUNDING CORPORATION, as
                                          a Conduit Lender

                                          By:/s/Mark Lengel
                                             ---------------------------------
                                             Name:  MARK LENGEL
                                             Title: DIRECTOR

                                          By:/s/Josh Borg
                                             ---------------------------------
                                             Name:  JOSH BORG
                                             Title: VICE PRESIDENT

                                          ALPINE SECURITIZATION CORP, as a
                                          Conduit Lender

                                          By:/s/Mark Lengel
                                             ---------------------------------
                                             Name:  MARK LENGEL
                                             Title: DIRECTOR

                                          By:/s/Josh Borg
                                             ---------------------------------
                                             Name:  JOSH BORG
                                             Title: VICE PRESIDENT

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                                          DRESDNER BANK AG, NEW YORK
                                          BRANCH, as,a Committed Lender

                                          By:/s/Timothy C. Madigan
                                             ---------------------------------
                                             Name:  Timothy C. Madigan
                                             Title: Director

                                          By:/s/Roman Mazo
                                             ---------------------------------
                                             Name:  Roman Mazo
                                             Title: VP

                                          BEETHOVEN FUNDING CORPORATION, as
                                          a Conduit Lender

                                          By:________________________________
                                             Name:
                                             Title:


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                                          DRESDNER BANK AG, NEW YORK
                                          BRANCH, as a Committed Lender

                                          By:________________________________
                                             Name:
                                             Title:

                                          By:________________________________
                                             Name:
                                             Title:

                                          BEETHOVEN FUNDING CORPORATION, as
                                          a Conduit Lender

                                          By:/s/Matthew Dorr
                                             ---------------------------------
                                             Name:  Matthew Dorr
                                             Title: Vice President

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                                          COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEENBANK B.A., "RABOBANK
                                          INTERNATIONAL", NEW YORK BRANCH,
                                          as a Committed Lender

                                          By:/s/James Han
                                             ---------------------------------
                                             Name:  James Han
                                             Title: Vice President

                                          By:/s/ Brett Delfino
                                             ---------------------------------
                                             Name:  Brett Delfino
                                             Title: Executive Director

                                          NIEUW AMSTERDAM RECEIVABLES
                                          CORPORATION, as a Conduit Lender


                                          By:________________________________
                                             Name:
                                             Title:

                                          COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEENBANK B.A., "RABOBANK
                                          INTERNATIONAL", NEW YORK BRANCH,
                                          as a Committed Lender

                                          By:________________________________
                                             Name:
                                             Title:

                                          By:________________________________
                                             Name:
                                             Title:

                                          NIEUW AMSTERDAM RECEIVABLES
                                          CORPORATION,as a Conduit Lender

                                          By:/s/Matthew Dorr
                                             ---------------------------------
                                             Name:  Matthew Dorr
                                             Title: Vice President